UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 18, 2023

SEACHANGE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-38828	04-3197974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

177 Huntington Avenue, Suite 1703, PMB 73480
Boston, MA 02115
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (978) 897-0100

N/A

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (seeGeneral Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	SEAC	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed on SeaChange International, Inc.’s (the “Company”) Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 8, 2023, the board of directors of the Company determined to effect a suspension of its reporting obligations under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and the Company has notified The Nasdaq Stock Market LLC (“Nasdaq”) of the Company’s intent to voluntarily delist its common stock, par value $0.01 per share (the “Common Stock”), from The Nasdaq Capital Market (the “Nasdaq Capital Market”) and withdraw the registration of its Common Stock with the SEC under the Exchange Act.

On August 18, 2023, the Company filed a Form 25 with the SEC to delist its Common Stock from the Nasdaq Capital Market and confirmed with Nasdaq that the Common Stock is expected to cease trading on the Nasdaq Capital Market as of the close of the trading day on or about August 25, 2023. The Company expects to file a Form 15 with the SEC on or about August 28, 2023, to commence the process of terminating the registration of its Common Stock under Section 12(g) of the Exchange Act, and the filing of the Form 15 immediately suspends the Company’s reporting obligations under Sections 13(a) and 15(d) of the Exchange Act, including Forms 10-K, 10-Q, and 8-K.

The Company anticipates that its Common Stock will be quoted on the OTC Expert Market to the extent market makers make a market in the Common Stock. No guarantee, however, can be made that a trading market in the Common Stock in any over-the-counter market will be made or maintained.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements, including regarding (i) the last trading day of the Common Stock on the Nasdaq Capital Market, (ii) filing a Form 15 and the timing as it relates to such filing, (iii) the timing of the effectiveness of the Form 15 and (iv) the trading of shares of the Common Stock on the OTC Expert Market, that are based on assumptions and may describe future plans, strategies and expectations of the Company. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words like “believe,” “expect,” “anticipate,” “estimate” and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could” or “may.” Certain factors that could cause actual results to differ materially from expected results include changes in the interest rate environment, changes in general economic conditions, legislative and regulatory changes that adversely affect the business of the Company, and changes in the securities markets. Except as required by law, the Company does not undertake any obligation to update any forward-looking statements to reflect changes in belief, expectations or events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEACHANGE INTERNATIONAL, INC.

	by:	/s/ Peter D. Aquino
Peter D. Aquino
Dated: August 18, 2023		Chief Executive Officer